                                                                    EXHIBIT 99.1

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                 MARCH 11, 2002

                                                                YEAR
                                                               BUILT/        WATER
RIG                           RIG DESIGN                       REBUILT       DEPTH         LOCATION                 OPERATOR
---                           ----------                       -------       -----         --------                 --------

U.S. GULF OF MEXICO (19)
------------------------
JACKUPS (10)
------------
Noble Eddie Paul              MLT Class 84-E.R.C. (T)          1976/1995     390'-IC       South Timbalier 295      Apache

Noble Leonard Jones           MLT Class 53-E.R.C. (T)          1972/1998     390'-IC       Eugene Island 224        BP

Noble Bill Jennings           MLT Class 84-E.R.C. (T)          1975/1997     390'-IC       Eugene Island 339        ChevronTexaco

Noble Johnnie Hoffman         BakMar BMC 300 IC (T) (Z)        1976/1993     300'-IC       West Cameron 170         Nexen

Noble Sam Noble               Levingston Class 111-C (T)         1982        300'-IC       Eugene Island 113        Stacked

Noble Gene Rosser             Levingston Class 111-C (T)       1977/1996     300'-IC       Sabine Pass              Shipyard

Noble John Sandifer           Levingston Class 111-C (T)       1975/1995     300'-IC       South Timbalier 26       Energy Partners

Noble Tom Jobe                MLT Class 82-SD-C (T) (Z)          1982        250'-IC       High Island 167          Spinnaker

Noble Earl Frederickson       MLT Class 82-SD-C (T) (Z)          1979        250'-IC       South Marsh Island 77    ChevronTexaco

Noble Carl Norberg            MLT Class 82-C (T)               1976/1996     250'-IC       South Marsh Island 39    Westport
                                                                                                                    Resources

SEMISUBMERSIBLES (6)
--------------------
Noble Paul Romano             Noble EVA 4000TM (T)             1981/1998     6,000'        Green Canyon 117         Shell

Noble Jim Thompson            Noble EVA 4000TM (T)             1984/1999     6,000'        Mississippi Canyon 809   Shell

Noble Amos Runner             Noble EVA 4000TM (T)             1982/1999     6,600'        East Breaks 646          Kerr-McGee

Noble Max Smith               Noble EVA 4000TM (T)             1980/1999     6,000'        Mississippi Canyon 773   Dominion

Noble Homer Ferrington        F&G 9500 Enhanced Pacesetter (T) 1985/1999     6,000'        Mississippi Canyon 849   Samedan

Noble Clyde Boudreaux         F&G 9500 Enhanced Pacesetter     1987/1999     10,000'       MS - F&G shipyard        Shipyard


SUBMERSIBLES (3)
----------------
Noble Fri Rodli               Transworld                       1979/1998     70'-C         West Cameron 38          Stacked

Noble Joe Alford              Pace 85                          1982          85'-C         Eugene Island 113        Stacked

Noble Lester Pettus           Pace 85                          1982          85'-C         Ship Shoal 72            PetroQuest


INTERNATIONAL (30)
------------------
MEXICO JACKUPS (1)
------------------
Noble Lewis Dugger            Levingston Class 111-C (T)       1977/1997     300'-IC       Bay of Campeche          Pemex


BRAZIL JACKUPS (1)
------------------
Noble Dick Favor              BakMar BMC 150 IC                1982/1993     150'-IC       Brazil                   Petrobras


BRAZIL SEMISUBMERSIBLES (1)
---------------------------
Noble Paul Wolff              Noble EVA 4000TM (T)             1981/1998     8,900'-DP     Brazil                   Petrobras


BRAZIL DRILLSHIPS (3)
---------------------
Noble Leo Segerius            Gusto Engineering Pelican (T)     1981         5,000'-DP     Brazil                   Petrobras

Noble Roger Eason             Neddrill (T)                      1977         6,000'-DP     Brazil                   Petrobras


Noble Muravlenko              Gusto Engineering Ice Class (T)  1982/1997     4,000'-DP     Brazil                   Petrobras

                             ANTICIPATED
                              CONTRACT     DAYRATE
RIG                          EXPIRATION    ($000)      COMMENTS
---                          ----------    -------     --------
U.S. GULF OF MEXICO (19)
------------------------
JACKUPS (10)
------------
Noble Eddie Paul                5/2002       40-41     45 days @ $40-41, effective 2/15/2002, then
                                                       45 days @ $35-37.

Noble Leonard Jones             5/2002       29-31     90 days @ $29-31, rate effective 2/04/2002.

Noble Bill Jennings             4/2002       32-34

Noble Johnnie Hoffman           3/2002       31-33     Rate effective 1/07/2002 through +/- 3/12/2002. Next
                                                       to ADTI for one well @ $19-20 for +/- 45 days.

Noble Sam Noble                                        Stacked ready.

Noble Gene Rosser                                      Shipyard. Available +/- 4/01/2002.

Noble John Sandifer             4/2002       18-19     On new contract 2/20/2002 for two wells.

Noble Tom Jobe                  4/2002       17-18     60 days @ $17-18, effective 2/11/2002, plus option at
                                                       mutually agreed rate.

Noble Earl Frederickson         4/2002       21-23     Rate effective 12/22/2001 through +/- 4/17/2002.

Noble Carl Norberg              3/2002       17-18     Rig stacked for 19 days in January. On new contract
                                                       1/20/2002.

SEMISUBMERSIBLES (6)
--------------------


Noble Paul Romano              12/2002      94-96      Effective 1/01/2002, the original five-year contact with Shell for the
                                                       Romano, which was activated in 12/98, has been amended. The dayrate under the amended contract is $94-96 from its effective date through 12/31/2002.
                                                       The fifth year of the original contract has been changed to a Shell option, upon mutually agreed terms and conditions.

Noble Jim Thompson             7/2004       158-160    Concurrent with the amended contract for the Romano, the original three-year contract with Shell has been extended through 7/01/2004 @ $154-156. Prior to this two-year extension, the original contract was scheduled to terminate
                                                       7/01/2002.

Noble Amos Runner              8/2004       146-148


Noble Max Smith                1/2005       139-141    Dominion for three wells @ $139-141, 4th well @ $104-106, rig with Dominion through +/- 4/01/2002.

Noble Homer Ferrington         1/2005        84-86     Rig on standby rate of $45,000 through 1/13/2002. Samedan @ $84-86 on
                                                       2/13/2002 for +/- 40 days.

Noble Clyde Boudreaux                                  Engineering complete. Structural steel work being carried out on hull.
                                                       Procuring certain long lead time capital equipment.

SUBMERSIBLES (3)
----------------
Noble Fri Rodli                                        Stacked cold.

Noble Joe Alford                                       Stacked ready.

Noble Lester Pettus             4/2002       19-21     Plus one well option.


INTERNATIONAL (30)
------------------
MEXICO JACKUPS (1)
------------------
Noble Lewis Dugger              7/2004       56-58     Rig will be off rate in March for +/- 7-10 days for spudcan inspection.

BRAZIL JACKUPS (1)
------------------
Noble Dick Favor                3/2002       38-40     Current contract will expire +/- 3/15/2002.
                                                       Contract extended with Petrobras for 360 days @ $35-36.

BRAZIL SEMISUBMERSIBLES (1)
---------------------------
Noble Paul Wolff                5/2005      138-140    The rig went off rate on 3/06/2002 for +/- 20 days to perform underwater survey. The rig has sustained 61 hours of downtime to date in 1Q '02.
BRAZIL DRILLSHIPS (3)
---------------------
Noble Leo Segerius              3/2005      107-109    Commenced 3-year contract on 12/15/2001 @ initial rate of $107-109.
                                                       To shipyard for up to 90 days (+/- 4/01/2002-6/30/2002), then recommence contract @ $109-111.

Noble Roger Eason               4/2003       74-76

Noble Muravlenko                3/2003       58-60

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                 MARCH 11, 2002

                                                                YEAR
                                                               BUILT/        WATER
RIG                           RIG DESIGN                       REBUILT       DEPTH         LOCATION                 OPERATOR
---                           ----------                       -------       -----         --------                 --------
NORTH SEA JACKUPS (8)
---------------------

Noble Al White                CFEM T-2005 C (T)                1982/1997     360'-IC       Netherlands              Elf Petroland

Noble Byron Welliver          CFEM T-2005 C (T)                  1982        300'-IC       Denmark                  Maersk

Noble Kolskaya                Gusto Engineering (T)              1985        330'-IC       Denmark                  Maersk

Noble George Sauvageau        NAM (T)                            1981        300'-IC       Netherlands              NAM

Noble Ronald Hoope            MSC/CJ46 (T)                       1982        250'-IC       Netherlands              Elf Petroland

Noble Piet van Ede            MSC/CJ46 (T)                       1982        250'-IC       Netherlands              Gaz de Franz

Noble Lynda Bossler           MSC/CJ46 (T) (Z)                   1982        250'-IC       Netherlands              Clyde

Noble Julie Robertson         Baker Marine Europe Class (T)      1981        390'-IC*      United Kingdom           BG


NORTH SEA SEMISUBMERSIBLES (1)
------------------------------

Noble Ton van Langeveld       Offshore SCP III Mark 2 (T)      1979/2000     1,500'        United Kingdom           Stacked


WEST AFRICA JACKUPS (6)
-----------------------

Noble Tommy Craighead         F&G L-780 MOD II-IC (T)          1982/1990     300'-IC       Nigeria                  Addax

Noble Percy Johns             F&G L-780 MOD II-IC (T)          1981/1995     300'-IC       Nigeria                  ExxonMobil

Noble Roy Butler              F&G L-780 MOD II-IC (T)           1982         300'-IC       Nigeria                  ChevronTexaco

Noble Ed Noble                MLT Class 82-SD-C (T)            1984/1990     250'-IC       Nigeria                  ExxonMobil

Noble Lloyd Noble             MLT Class 82-SD-C (T)            1983/1990     250'-IC       Nigeria                  ChevronTexaco

Noble Don Walker              BakMar BMC 150 IC (T)              1982        150'-IC       Nigeria                  Shell


ARABIAN GULF JACKUPS (7)
------------------------

Noble Kenneth Delaney         F&G L-780 MOD II-IC (T)          1983/1998     300'-IC       UAE                      NDC

Noble George McLeod           F&G L-780 MOD II-IC (T)          1981/1995     300'-IC       UAE                      NDC

Noble Gus Androes             Levingston Class 111-C (T)       1982/1996     300'-IC       Qatar                    Maersk

Noble Chuck Syring            MLT Class 82-C (T)               1976/1996     250'-IC       Qatar                    Maersk

Noble Crosco Panon            Levingston Class 111-C (T)       1976/2001     300'-IC       Qatar                    Elf Petroleum
                                                                                                                    Qatar

Noble Charles Copeland        MLT Class 82-SD-C (T)            1979/2001     250'-IC       Qatar                    BP Qatar

Noble Jimmy Puckett           F&G L-780 MOD II-IC (T)          1982/2002     300'-IC       UAE                      Shipyard



INDIA JACKUPS (1)
-----------------

Noble Ed Holt                 Levingston Class 111-C (T)       1981/1994     300'-IC       India                    ONGC


FAR EAST SEMISUBMERSIBLES (1)
-----------------------------

Noble Dave Beard               F&G 9500 Enhanced Pacesetter      1986        10,000'       Dalian, China            Shipyard

                              ANTICIPATED
                               CONTRACT     DAYRATE
RIG                           EXPIRATION    ($000)      COMMENTS
---                           ----------    -------     --------
NORTH SEA JACKUPS (8)
---------------------

Noble Al White                  12/2002       51-53     On new rate of $51-53 on 01/29/2002 for +/- 100 days, then one well
                                                        @ $72-74 and one well @ $80-82.

Noble Byron Welliver             8/2002       63-65

Noble Kolskaya                   5/2002       73-75

Noble George Sauvageau           4/2003       83-85     From 10/10/2001 @ $83-85 through 4/10/2002. Market rate adjustment on
                                                        4/10/2002 and again on 10/10/2002.

Noble Ronald Hoope               5/2002       78-80     Dayrate of $78-80 for 1st Quarter 2002, then $82-84 for April and May of 2002.

Noble Piet van Ede              12/2002       80-81

Noble Lynda Bossler              6/2002       79-81     Six-month extension from 1/01/2002 @ $79-81.

Noble Julie Robertson           12/2002       87-88     BG for five wells plus two option wells, anticipated to be 12-14 months
                                                        @ $87-88.

NORTH SEA SEMISUBMERSIBLES (1)
------------------------------

Noble Ton van Langeveld                                 Contract with Kerr-McGee for two firm wells @ +/- 45 days/well, plus two option wells.  First well @ $68-70, second well @ $71-73.
                                                        Start +/- 3/15/2002.

WEST AFRICA JACKUPS (6)
-----------------------

Noble Tommy Craighead            4/2002       57-59

Noble Percy Johns                4/2003       57-59     Contract recently extended for one year at same dayrate.

Noble Roy Butler                 4/2003       51-53     On contract 4/15/2001, year two at a mutually agreed dayrate.

Noble Ed Noble                   3/2003       51-53     Contract recently extended for one year at same dayrate.

Noble Lloyd Noble               10/2002       57-59

Noble Don Walker                11/2002       59-60

ARABIAN GULF JACKUPS (7)
------------------------

Noble Kenneth Delaney            5/2002       53-54

Noble George McLeod              6/2002       53-54

Noble Gus Androes               12/2002       53-55

Noble Chuck Syring               6/2003       50-52     One year contract extension effective June 2002 @ $50-51.

Noble Crosco Panon               4/2002       39-41

Noble Charles Copeland           7/2002       57-59

Noble Jimmy Puckett                                    Rig undergoing shipyard repairs. Contract from Dolphin Energy,
                                                       1-well, 120 days @ $56-57, commencing 2Q 2002.

INDIA JACKUPS (1)
-----------------

Noble Ed Holt                   11/2002       33-35

FAR EAST SEMISUBMERSIBLES (1)
-----------------------------

Noble Dave Beard                                       Completing engineering.

(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge.

(*) Leg extensions being fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.